SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): September 6, 1996


                                PremiumWear,Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                      1-63                   41-0429620
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)



    8000 West 78th Street, Suite 400
        Minneapolis, Minnesota                                     55439
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (612) 943-5000


                                Munsingwear, Inc.
          (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The Pro Forma Financial Information required under this caption is incorporated by reference to the information set forth under the caption "Pro Forma Financial Information" in the definitive proxy statement of Munsingwear, Inc. filed with the Securities and Exchange Commission on August 16, 1996.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PREMIUMWEAR, INC.



                                            By /s/ James S. Bury
                                               James S. Bury
                                               Vice President and Controller

Dated: November 12, 1996